SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant	[X]

Filed by a Party other than the Registrant	[ ]

Check the appropriate box:
[X] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[  ] Definitive Proxy Statement
[  ] Definitive Additional Materials

[  ] Soliciting Material under § 240.14a-12

LITMAN GREGORY FUNDS TRUST
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Litman Gregory Funds Trust
4 Orinda Way, Suite 200-D
Orinda, California 94563

Dear Shareholder of Litman Gregory Funds Trust (the “Trust”),

This brief note, which supplements the accompanying proxy statement, is my simple explanation of why a shareholder meeting is being called and your support is needed.  When an owner of a money management firm and investment adviser to a mutual fund takes any action that is considered by law to be a change of control of that firm, that action would result in the assignment and automatic termination of the existing investment advisory agreement between the mutual fund and the firm.  A new investment advisory agreement would be required in order for the firm to continue to serve as the investment adviser to the mutual fund.  That new investment advisory agreement must be approved by the mutual fund’s shareholders in order to become effective.

Litman Gregory Fund Advisors, LLC (the “Advisor” or “LGFA”) has served as the investment adviser to each series of the Trust (collectively, the “Funds”) since their respective inception dates.  Craig Litman and I are the co-founding members of the Advisor, and we are in the process of selling all of our direct ownership interest (together constituting a 50% interest) in the Advisor to Litman Gregory Asset Management, LLC (“LGAM”) (the “Transaction”).  LGAM currently owns the remaining 50% of the Advisor and will be the sole owner of the Advisor upon the closing of the Transaction, which is currently expected to occur during the first quarter of 2013 and after the shareholder meeting that is being called pursuant to these proxy materials.  Because the Transaction will constitute a change of control of the Advisor, upon closing of the Transaction, the existing investment advisory agreement between the Funds and the Advisor will be automatically terminated.  Accordingly, you are asked to approve a new investment advisory agreement between the Funds and the Advisor to enable the Advisor to continue to serve as the investment adviser to the Funds.

Craig Litman and I, along with other senior LGAM employees, are the current owners of LGAM, and the two of us will have significant ownership interest in LGAM following the Transaction.  As a result, although we will no longer be direct owners of the Advisor following the Transaction, we will have significant indirect ownership interest in the Advisor.  In addition, we will continue to hold our leadership positions with the Advisor, LGAM as well as the Trust, and the Transaction is not expected to result in any change in the Advisor’s management and investment teams serving the Trust.  We have great confidence in our management and investment teams and their abilities to continue the success of the Advisor and its dedication and service to the Funds.

You are also asked to elect two Trustees to the Board of Trustees of the Trust (the “Board”).  The nominees, Harold M. Shefrin and Jeremy DeGroot, are currently serving on the Board and have been serving as Trustees continuously since their respective appointment by the Board in 2005 and 2008.  The Board has nominated those two Trustees for election to the Board and believes that it is in the best interests of the Trust and its shareholders to elect them to the Board.

I am excited about the future of LGFA and the continued service to the Trust by the management and investment teams Craig Litman and I have put together over the past 15 years.  I ask that you cast a positive vote for: (1) the new investment advisory agreement between the Trust, on behalf of the Funds, and LGFA; and (2) the election of Harold M. Shefrin and Jeremy DeGroot to the Board.

It is very important that we receive your vote before [______].  Voting is quick and easy.  Everything you need is enclosed.  To cast your vote:

•	INTERNET: Visit the website indicated on your Proxy Card. Enter the control number on your Proxy Card and follow the instructions.

•	MAIL: Complete the Proxy Card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.

I appreciate your participation and prompt response in this matter.  If you have any questions, please contact [__________] at [______________].

Sincerely,

___________________
Kenneth E. Gregory
President of the Trust

LITMAN GREGORY FUNDS TRUST
Litman Gregory Masters Equity Fund
Litman Gregory Masters International Fund
Litman Gregory Masters Value Fund
Litman Gregory Masters Smaller Companies Fund
Litman Gregory Masters Focused Opportunities Fund
Litman Gregory Masters Alternative Strategies Fund

4 Orinda Way, Suite 200-D
Orinda, California 94563
1-800-960-0188

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A special meeting of shareholders (the “Special Meeting”) of Litman Gregory Masters Equity Fund, Litman Gregory Masters International Fund, Litman Gregory Masters Value Fund, Litman Gregory Masters Smaller Companies Fund, Litman Gregory Masters Focused Opportunities Fund, and Litman Gregory Masters Alternative Strategies Fund (collectively, the “Funds”), each a series of Litman Gregory Funds Trust (the “Trust”), will be held at the offices of Litman Gregory Fund Advisors, LLC (the “Advisor”), 4 Orinda Way, Suite 200-D, Orinda, California 94563, at [__:__] [a.m./p.m.] (pacific time) on [___________________].

The purpose of the Special Meeting is to consider and act upon the following proposals:

1.	to approve an investment advisory agreement by and between the Trust, on behalf of the Funds, and the Advisor;

2.	to elect two Trustees to the Board of Trustees of the Trust (the “Board”); and

3.	to transact such other business as may properly come before the Special Meeting or any adjournment(s) thereof.

The Board has fixed the close of business on [__________] as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) thereof.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

By order of the Board,

Craig A. Litman, Secretary

___________

Your vote is important – please vote your shares promptly.

Shareholders are invited to attend the Special Meeting in person.  Any shareholder who does not expect to attend the Special Meeting is urged to vote through the Internet by following the voting instructions found on the enclosed Proxy Card or to indicate voting instructions on the enclosed Proxy Card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States.  In order to avoid unnecessary expense, we ask that you respond promptly, no matter how large or small your holdings may be.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF THE

LITMAN GREGORY FUNDS TRUST
Litman Gregory Masters Equity Fund
Litman Gregory Masters International Fund
Litman Gregory Masters Value Fund
Litman Gregory Masters Smaller Companies Fund
Litman Gregory Masters Focused Opportunities Fund
Litman Gregory Masters Alternative Strategies Fund

4 Orinda Way, Suite 200-D
Orinda, California 94563
1-800-960-0188

TO BE HELD ON [____________]

This proxy statement (this “Proxy Statement”) is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees (the “Board”) of Litman Gregory Funds Trust (the “Trust”) and each of its series, Litman Gregory Masters Equity Fund (the “Equity Fund”), Litman Gregory Masters International Fund (the “International Fund”), Litman Gregory Masters Value Fund (the “Value Fund”), Litman Gregory Masters Smaller Companies Fund (the “Smaller Companies Fund”), Litman Gregory Masters Focused Opportunities Fund (the “Focused Opportunities Fund”), and Litman Gregory Masters Alternative Strategies Fund (the “Alternative Strategies Fund”) (each, a “Fund,” and collectively, the “Funds”), for use at the special meeting of shareholders of the Funds (the “Special Meeting”), to be held at [__:__] [a.m./p.m.] (pacific time) on [______________], at the offices of Litman Gregory Fund Advisors, LLC (the “Advisor” or “LGFA”), 4 Orinda Way, Suite 200-D, Orinda, California 94563 or any adjournment(s) thereof.

Only shareholders of record as of the close of business on [_________] (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting.  This Proxy Statement is expected to be mailed to shareholders of record as of the Record Date on or about [____________].  The Special Meeting is being held to vote on the following proposals (the “Proposals”) and to transact such other business as may properly come before the Special Meeting or any adjournment(s) thereof:

PROPOSAL 1.	To Approve an Investment Advisory Agreement Between the Trust, on behalf of the Funds, and the Advisor.

PROPOSAL 2.	To Elect Two Trustees to the Board.

With respect to Proposal 1, shareholders of each Fund will vote separately by Fund.  With respect to Proposal 2, shareholders of all Funds will vote together and not by Fund or share class.

THE BOARD, INCLUDING ALL OF THE TRUSTEES WHO ARE NOT “INTERESTED PERSONS,”
AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED
(THE “1940 ACT”), OF THE TRUST (THE “INDEPENDENT TRUSTEES”), UNANIMOUSLY
RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL.

Proxy Statement

The Notice of Special Meeting, Proxy Statement and Proxy Card are available at [www._______.com].  Enter the control number provided on your Proxy Card and follow the instructions.  To obtain directions to attend the Special Meeting, please call [_____________].  The Trust will furnish, without charge, a copy of the Funds’ latest annual and/or semi-annual report to a shareholder upon request.  For a free copy of such report, call 1-800-960-0188 or visit the Funds’ website at www.mastersfunds.com/documents-forms or write to the Funds, 4 Orinda Way, Suite 200-D, Orinda, California 94563.

Proxy Statement

DRAFT: 12/11/12

BACKGROUND ON THE PROPOSALS AND VOTING INFORMATION

What is this document and why did you send it to me?

We are sending this document to you for your use in deciding whether to approve a new investment advisory agreement (the “New Advisory Agreement”) by and between the Trust, on behalf of the Funds, and the Advisor to enable the Advisor to continue to serve as the investment adviser for each Fund, as more fully described below under “What am I being asked to vote on?” and under Proposal 1.  You are also being asked to elect to the Board two of the current Trustees who were appointed by the Board and have yet to be elected by shareholders.  This document includes a Notice of Special Meeting of Shareholders, a Proxy Statement, and a Proxy Card.  Please review this document in its entirety carefully before casting your vote.

What am I being asked to vote on?

You are being asked to: (1) approve the New Advisory Agreement between the Trust, on behalf of the Funds, and the Advisor; and (2) elect two of the current Trustees to the Board.

1.
Craig Litman and Kenneth Gregory, the original co-founding members of the Advisor, are in the process of selling all of their direct ownership interest in the Advisor, constituting 20% and 30%, respectively, to Litman Gregory Asset Management, LLC (“LGAM”) (the “Transaction”).  LGAM currently owns the remaining 50% of the Advisor and will be the sole owner of the Advisor upon the closing of the Transaction, which is currently expected to occur during the first quarter of 2013 and after the Special Meeting.  The Transaction is not expected to result in any change in the Advisor’s management and investment teams serving the Trust.

The change of ownership of the Advisor that will result from the Transaction will constitute an “assignment” of the current Unified Investment Advisory Agreement, dated as of May 28, 2003, as amended from time to time, between the Trust, on behalf of the Funds, and the Advisor (the “Current Advisory Agreement”) under the 1940 Act and therefore will trigger the automatic termination of the Current Advisory Agreement.

Following the termination of the Current Advisory Agreement, the Advisor may continue to serve as the investment adviser to the Funds, as required under Section 15 of the 1940 Act, only if the New Advisory Agreement is approved by a majority of the Independent Trustees and shareholders of each Fund.  At an in-person meeting of the Board held on November 2, 2012 for the purpose of approving the New Advisory Agreement (the “Board Meeting”), the Board, including a majority of the Independent Trustees, unanimously approved the New Advisory Agreement, subject to Fund shareholder approval.  Accordingly, shareholders of each Fund are being asked to approve the New Advisory Agreement at the Special Meeting.  There are no material differences between the Current Advisory Agreement and the New Advisory Agreement, other than their respective effective dates.

If shareholders approve the New Advisory Agreement with respect to a Fund, the New Advisory Agreement will take effect upon the closing of the Transaction.  If shareholders do not approve the New Advisory Agreement with respect to any Fund, then LGFA will not be permitted to serve as such Fund’s investment adviser after the automatic termination of the Current Advisory Agreement upon the closing of the Transaction, and the Board will have to consider other alternatives for the Fund, including seeking Fund shareholder approval of the New Advisory Agreement again, retaining a new investment adviser, which must also be approved by Fund shareholders, and the possible liquidation of the Fund.

2.
The Board currently consists of four Independent Trustees, Messrs. A. George Battle, Frederick A. Eigenbrod, Jr., Harold M. Shefrin, and Taylor M. Welz, and three Trustees who are “interested persons” of the Trust within the meaning of the 1940 Act (the “Interested Trustees”), Messrs. Kenneth E. Gregory, Craig A. Litman and Jeremy DeGroot.  Each current Trustee was elected to the Board by shareholders of the Trust at the inception of the Trust, except for Messrs. Shefrin and DeGroot, who were appointed by the Board in 2005 and 2008, respectively.  Each current Trustee has been serving as a Trustee continuously since his election or appointment.  One of the Independent Trustees, Mr. Battle, has submitted his resignation as a Trustee, effective as of December 31, 2012.  Section 16(a) of the 1940 Act prohibits the Board from filling the vacancy created by Mr. Battle’s expected resignation.  To provide the Board with the flexibility to fill vacancies, shareholders are being asked to elect two current Trustees, Messrs. Shefrin (the “Independent Nominee”) and DeGroot (the “Interested Nominee,” and together with the Independent Nominee, the “Nominees”), to the Board at the Special Meeting.  If both Nominees are elected to the Board at the Special Meeting, all Trustees on the Board will have been elected by shareholders of the Trust.

Proxy Statement

How will my approval of Proposal 1 affect the management and operation of the Funds?

The Funds’ investment objectives and investment strategies will not change as a result of the New Advisory Agreement.  In addition, the Transaction is not expected to result in any personnel change in the Advisor’s management and investment teams serving the Trust.

How will my approval of Proposal 1 affect the expenses of the Funds?

The approval of the New Advisory Agreement will not increase the advisory fee rates at which the Advisor will be compensated by the Funds or any Fund’s operating expense ratio except that each Fund’s operating expense ratio is expected to have a one-time increase of less than 0.01% as a result of the expenses of this solicitation of proxies, which will be borne by the Funds in whole or in part, as described below under “Who is paying for the expenses of this solicitation of proxies in connection with the Special Meeting?”  In addition, the approval of the New Advisory Agreement will not result in any change in the fee waivers and/or expense reimbursements the Advisor has agreed to with respect to any Fund.

What are the primary reasons for the retention of LGFA as the investment adviser of the Funds?

The Board weighed a number of factors in reaching its decision to approve the New Advisory Agreement, including, without limitation, the history, reputation, and resources of LGFA, performance results achieved by LGFA for its clients, including the Funds, quality of services provided by LGFA, and that the Transaction is not expected to result in any personnel change in the LGFA’s management and investment teams serving the Trust.  The Board also considered that the advisory fee rates at which the Advisor will be compensated by the Funds pursuant to the New Advisory Agreement would not increase and that the fee waivers and/or expense reimbursements the Advisor has agreed to with respect to any Fund would not change.  Additional details regarding factors considered by the Board in approving the New Advisory Agreement can be found in “Board Recommendation of Approval” under Proposal 1 below in this Proxy Statement.

Are there any material differences between the Current Advisory Agreement and the New Advisory Agreement?

No.  There are no material differences between the Current Advisory Agreement and the New Advisory Agreement, other than their respective effective dates.

Has the Board approved Proposal 1?

Yes.  The Board, including a majority of the Independent Trustees, has unanimously approved Proposal 1 and recommends that shareholders also vote to approve Proposal 1.

Proxy Statement

Why am I being asked to elect two Trustees in Proposal 2?

We are nominating two current Trustees for election by shareholders because the Board is currently prohibited by Section 16(a) of the 1940 Act from filling any vacancy on the Board.  Election of the Nominees to the Board by shareholders would provide the Board with more flexibility when a vacancy exists on the Board as a result of Trustee resignation or otherwise.  Specifically, Mr. Battle’s resignation, effective as of December 31, 2012, from the Board as an Independent Trustee will cause fewer than a majority of the Trustees serving on the Board to be Independent Trustees.  As a result, the Funds will not be able to rely on certain exemptive rules (the “Exemptive Rules”) promulgated by the Securities and Exchange Commission (the “SEC”) unless the Trust brings itself in compliance with the requirement that a majority of the Trustees be Independent Trustees in a timely manner.  The Board also believes that it is in the best interests of the Trust and its shareholders to provide the Board with the flexibility to fill a vacancy in situations like this so that an additional proxy solicitation will not be required, which is time intensive and costly.  Therefore, the Board recommends that shareholders elect the Nominees to the Board.

What role does the Board play generally?

The Trustees serve as representatives of the shareholders of the Funds, and as such owe fiduciary duties to, and have an obligation to serve the best interests of, the Trust and its shareholders.  The Trustees meet at least quarterly to review the Funds’ performance, oversee the Funds’ operations, consider policy changes, and review contractual arrangements with companies that provide services to the Funds.

What is the affiliation between the Board and LGFA?

The Board currently is composed of four Independent Trustees and three Interested Trustees.  All of the Interested Trustees are employees and officers of LGAM, and Messrs. Litman and Gregory are also officers of LGFA.  Approval of Proposal 2 does not change the Board composition or affiliation with LGFA.

Would the Trustees who currently oversee my Funds change?

No.  Messrs. Shefrin and DeGroot have been serving on the Board continuously since their respective appointment, and will continue to serve on the Board if Proposal 2 is approved by shareholders.  However, Mr. Battle has submitted his resignation from the Board, effective as of December 31, 2012, and the Board intends to fill the vacancy created by Mr. Battle’s resignation following shareholder approval of Proposal 2.

What are the qualifications of Messrs. Shefrin and DeGroot?

Mr. Shefrin has been a Professor of Finance at Santa Clara University since 1979 and was appointed to the Board in 2005.  He has been a dedicated community leader with a comprehensive background in finance, administration, and commercial and consumer banking.  Mr. Shefrin has a distinguished academic career as a Professor at Santa Clara University, where he teaches finance and accounting.  Mr. Shefrin also has a number of years of mutual fund board experience, having served as a Trustee on another mutual fund board since 1999 and on the Board since 2005.

Mr. DeGroot has been Chief Investment Officer of LGAM since 2008, at which point he was also appointed to the Board.  He has intimate knowledge of LGAM’s products, operations, personnel, and financial resources.  In serving the Trust, Mr. DeGroot is responsible for overseeing sub-advisor due diligence, asset class research and tactical allocation decisions.  Mr. DeGroot also has prior experience as an economics consultant and economist and a number of years of mutual fund board experience, having served on the Board since 2008.

Proxy Statement

Are Board members paid?

Each Independent Trustee receives a fee for his or her service on the Board.  You can find the compensation table, which details fees that have been paid to the Independent Trustees, under “Trustee Compensation” under Proposal 2 below in this Proxy Statement.  The Interested Trustees are not compensated by the Trust for their services.

Has the Board approved the Proposal 2?

Yes.  The Board has unanimously approved Proposal 2 and recommends that shareholders elect both Nominees.

Who is [__________________]?

This solicitation of proxies is made by and on behalf of the Funds, and [__________________] is a third party proxy vendor that the Funds have engaged to contact shareholders and record proxy votes.  The expenses of this solicitation are estimated to be approximately $75,000.  In order to hold a shareholder meeting, a quorum must be reached.  If a quorum is not attained, the meeting must adjourn to a future date.  Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Who is paying for the expenses of this solicitation of proxies in connection with the Special Meeting?

The expenses incurred in connection with this solicitation, including expenses associated with preparing the proxy statement and its enclosures and all related legal and solicitation expenses, will be borne by the Trust and the Advisor as follows: the Trust will bear all of the expenses in connection with this solicitation up to $100,000, the Advisor will bear all such expenses that exceed $100,000 but do not exceed $200,000, if any, and the Trust and the Advisor will each bear 50% of such expenses that exceed $200,000, if any.

Who is eligible to vote?

Only shareholders of record of the Funds as of the close of business on [________], the Record Date, are entitled to notice of, and to be present and to vote at, the Special Meeting or any adjournment(s) thereof.  Shareholders of record of each Fund as of the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on each Proposal presented at the Special Meeting.

How can a quorum be established?

The presence of 40% of the outstanding shares entitled to vote of a Fund constitutes a quorum for the Special Meeting for that Fund with respect to Proposal 1.  The presence of more than 40% of the outstanding shares of the Trust constitutes a quorum for the Special Meeting with respect to Proposal 2.  In determining whether a quorum is present, shares represented by proxies that reflect abstentions, votes that are withheld, and “broker non-votes” will be counted as shares that are present and entitled to vote.  “Broker non-votes” are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power; or (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Proxy Statement

With respect to Proposal 1, the existence of a quorum is considered on a Fund by Fund basis.  Accordingly, a quorum may exist for one Fund, enabling action to be taken with respect to Proposal 1 for that Fund, while a quorum may not exist for another Fund, in which case the Special Meeting with respect to Proposal 1 will be adjourned for that Fund.  With respect to Proposal 2, the existence of a quorum is considered with respect to the Trust as a whole.

What vote is required?

Approval of Proposal 1, the approval of the New Advisory Agreement, by a Fund requires the affirmative vote of the “majority of the outstanding voting securities” of that Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of a Fund present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.  Shareholders of each Fund will vote on Proposal 1 in the aggregate as one class, and not by class of shares, with each Fund voting separately.

Approval of Proposal 2, the election of two Trustees, requires a plurality of all outstanding shares of the Trust voting, meaning that to be elected, a Nominee must be one of the two nominees receiving the most “FOR” votes (even if less than a majority of the votes cast), provided a quorum is present.  Shareholders of all Funds will vote on Proposal 2 together and not by separate Fund or share class.

How do I vote my shares?

Although you may attend the Special Meeting and vote in person, you do not have to.  You can vote your shares by completing and signing the enclosed Proxy Card and mailing it in the enclosed postage-paid envelope.  You may also vote through the Internet by visiting [www.__________.com] and following the on-line instructions.  If you need any assistance to vote your shares or have any questions regarding the Proposals, please call 1-[_________].

If you simply sign and date the Proxy Card but do not indicate a specific vote, your shares will be voted “FOR” each Proposal and to grant discretionary authority to the persons named in the Proxy Card as to any other matters that properly come before the Special Meeting.

In determining whether shareholders have approved a Proposal, broker non-votes, votes that are withheld, and abstentions will be treated as shares present at the Special Meeting for establishing a quorum but that have not been voted.  Accordingly, broker non-votes and abstentions effectively will be votes “AGAINST” Proposals 1 because such Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of a Fund.  Abstentions, votes that are withheld, and broker non-votes will have no effect on Proposal 2.

Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Funds a written notice of revocation, (2) timely voting a proxy bearing a later date or (3) by attending the Special Meeting and voting in person.

What will happen if there are not enough votes to approve the Proposals?

It is important that we receive your signed Proxy Card to ensure that there is a quorum for the Special Meeting.  If we do not receive your vote after several weeks, you may be contacted by [____________] who will remind you to vote your shares and help you return your Proxy Card.  In the event that (1) with respect to Proposal 1, a quorum is not present for a Fund at the Special Meeting or a quorum is present at the Special Meeting but sufficient votes to approve Proposal 1 for a Fund are not received, or (2) with respect to Proposal 2, a quorum is not present for the Funds at the Special Meeting, the Special Meeting may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning the Special Meeting to another date and time, whether or not a quorum is present, and the Special Meeting may be held as adjourned within a reasonable time after the date set for the original Special Meeting without further notice.

Proxy Statement

Please complete, sign and return the enclosed Proxy Card in the enclosed envelope.
No postage is required if mailed in the United States.  You may also vote your proxy through the Internet in accordance with the instructions set forth on the enclosed Proxy Card.

Proxy Statement

PROPOSAL 1
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Transaction

The Trust is organized as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated August 1, 1996, as amended from time to time, and is registered with the SEC as an open-end management investment company.  LGFA has served as the investment adviser to each Fund since their respective inception dates.  Craig Litman and Kenneth Gregory, the original co-founding members of the Advisor, are in the process of selling all of their direct ownership interest in the Advisor, constituting 20% and 30%, respectively, to LGAM.  LGAM currently owns the remaining 50% of the Advisor and will be the sole owner of the Advisor upon the closing of the Transaction, which is currently expected to occur during the first quarter of 2013 and after the Special Meeting.

LGAM is currently owned by Messrs. Litman and Gregory and other senior LGAM employees (the “Other Partners”), with Messrs. Litman and Gregory owning 10.2% and 12.7%, respectively, and the Other Partners owning the remaining 77.1%.  As such, Messrs. Litman and Gregory each currently has a total ownership interest (direct and indirect) in the Advisor of 25.1% (20% direct and 5.1% indirect) and 36.4% (30% direct and 6.4% indirect), respectively.  As consideration for the sale of all of their ownership interest in the Advisor, Messrs. Litman and Gregory will each receive additional shares in LGAM, and as a result, following the completion of the Transaction, Messrs. Litman and Gregory are currently expected to own approximately 18.4% and 24.5%, respectively, of LGAM.  The total ownership interest (direct and indirect) of Messrs. Litman and Gregory in the Advisor post-Transaction will be 18.4% (0% direct and 18.4% indirect) and 24.5% (0% direct and 24.5% indirect), respectively.  Although the Transaction will result in a change of control of the Advisor under the 1940 Act, the Transaction is not expected to result in any change in the Advisor’s management and investment teams serving the Trust.

Subsequent to the closing of the Transaction, LGAM may sell a portion of LGAM to a third-party investor.  Any such sale is currently not expected to result in a change of control of LGAM or LGFA.

Legal Requirements in Approving the New Advisory Agreement

The change of ownership of the Advisor that will result from the Transaction will constitute an “assignment” of the Current Advisory Agreement under the 1940 Act and therefore will trigger the automatic termination of the Current Advisory Agreement.  Following the termination of the Current Advisory Agreement, the Advisor may continue to serve as the investment adviser to the Funds, as required under Section 15 of the 1940 Act, only if the New Advisory Agreement is approved by a majority of the Independent Trustees and shareholders of each Fund.  The Board, including a majority of the Independent Trustees, at the Board Meeting, unanimously approved the New Advisory Agreement, subject to Fund shareholder approval of the same, and the Board recommends that shareholders of each Fund approve the New Advisory Agreement.

If shareholders approve the New Advisory Agreement with respect to a Fund, the New Advisory Agreement will take effect upon the closing of the Transaction.  If shareholders do not approve the New Advisory Agreement with respect to any Fund, then LGFA will not be permitted to serve as such Fund’s investment adviser after the automatic termination of the Current Advisory Agreement upon the closing of the Transaction, and the Board will have to consider other alternatives for the Fund, including seeking Fund shareholder approval of the New Advisory Agreement again, retaining a new investment adviser, which must also be approved by Fund shareholders, and the possible liquidation of the Fund.  If the closing of the Transaction does not occur for any reason, then the Current Advisory Agreement will continue in effect without change, whether or not shareholders approve the New Advisory Agreement at the Special Meeting or any adjournment(s) thereof.

Proxy Statement

The Current Advisory Agreement

The Current Advisory Agreement was originally approved by Trust shareholders with respect to the Equity Fund on December 12, 19961, and was last renewed with respect to each Fund other than the Alternative Strategies Fund for an additional one-year term through December 31, 2012 at an in-person Board meeting held on December 13, 2011.  The Current Advisory Agreement was approved with respect to the Alternative Strategies Fund for an initial term through December 31, 2012 at an in-person Board meeting held on August 31, 2011.  Both approvals included approvals of a majority of the Independent Trustees.  The following is a summary of the terms of the Current Advisory Agreement.

Advisory Services.  Subject to the general supervision and direction of the Board, LGFA will provide for the overall management of the Funds, including the following:

(i) furnish each Fund with advice and recommendations with respect to the selection and continued employment of investment managers to manage the actual investment of each Fund’s assets;

(ii) direct the allocation of each Fund’s assets among such investment managers;

(iii) oversee the investments made by such investment managers on behalf of each Fund, subject to the ultimate supervision and direction of the Board of Trustees;

(iv) oversee the actions of the investment managers with respect to voting proxies for each Fund, complying with the proxy voting policies of each Fund, filing Section 13 ownership reports for each Fund, and taking other actions on behalf of each Fund;

(v) maintain the books and records required to be maintained by each Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator, another agent of the Funds or an investment manager;

(vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of each Fund’s assets which the Funds’ administrator or distributor or the officers of the Trust may reasonably request; and

(vii) render to the Board such periodic and special reports with respect to each Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.

Payment of Expenses.  LGFA is responsible for providing the personnel, office space and equipment reasonably necessary for the operation of the Funds; compensating the sub-advisors selected to invest the assets of the Funds (the “Sub-Advisors”); the expenses of printing and distributing copies of the Funds’ combined prospectuses, statements of additional information, and sales and advertising materials to prospective investors; the costs of any special Board meetings or shareholder meetings convened for the primary benefit of LGFA.

The Funds are responsible for all of their own expenses, except for those specifically assigned to LGFA under the Current Advisory Agreement, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all fees and expenses related to Fund custody, shareholder services and Fund accounting; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books; insurance premiums on property or personnel of the Funds which inure to its benefit; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Funds or other communications for distribution to existing shareholders; legal, auditing and accounting fees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale; all expenses of maintaining and servicing shareholder accounts; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses.

1 Prior to May 28, 2003, each Fund then existing (i.e., the Equity Fund, International Fund, Value Fund and Smaller Companies Fund) had a separate investment advisory agreement with the Advisor (the “Initial Advisory Agreements”).  The Initial Advisory Agreements were incorporated into the Current Advisory Agreement as of May 28, 2003, which was subsequently amended to add the Focused Opportunities Fund and Alternative Strategies Fund as series of the Trust.  Each Initial Advisory Agreement or the Current Advisory Agreement, as appropriate, with respect to a Fund was submitted for Fund shareholder approval prior to the launch of each Fund, as required pursuant to Section 15(a) of the 1940 Act.

Proxy Statement

Duration and Termination.  The Current Advisory Agreement becomes effective with respect to a Fund at the time the Fund commences operations and continues in effect for a period of two years, unless sooner terminated, and thereafter for additional periods not exceeding one year so long as such continuation is approved for the Fund at least annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund and (ii) by the vote of a majority of the Independent Trustees who are not parties to the Current Advisory Agreement cast in person at a meeting called for the purpose of voting on such approval.  The Current Advisory Agreement may be terminated at any time, without the payment of a penalty, by a Fund (by vote of the Board or by the vote of a majority of the outstanding voting securities of the Fund) upon 60 days’ prior written notice to LGFA or by LGFA upon 60 days’ prior written notice to the Fund.

Limitation on Liability and Indemnification.  In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Trust or the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Funds.

Compensation Paid to LGFA

Under the Current Advisory Agreement, LGFA is entitled to receive a monthly advisory fee computed at the following annual rates of each Fund’s average daily net assets in return for the services provided by LGFA as investment adviser to the Funds.

Fund	Advisory Fee (as a percentage of net assets)
Equity Fund	First $750 million	1.10%
	Over $750 million	1.00%
International Fund	First $1 billion	1.10%
	Over $1 billion	1.00%
Value Fund	First $1 billion	1.10%
	Over $1 billion	1.00%
Smaller Companies Fund	First $450 million	1.14%
	Over $450 million	1.04%
Focused Opportunities Fund	First $1 billion	1.10%
	Over $1 billion	1.00%
Alternative Strategies Fund	Up to $2 billion	1.40%
	Between $2 and $3 billion	1.30%
	Between $3 and $4 billion	1.25%
	Excess over $4 billion	1.20%

For the fiscal year ended December 31, 2011, the Funds paid LGFA advisory fees net of waivers in the amounts shown below.

Advisory Fees Paid to the Advisor, Net of Waivers
Year	Equity Fund	International Fund	Value Fund	Smaller Companies Fund	Focused Opportunities Fund	Alternative Strategies Fund*
2011	$3,657,450	$15,627,302	$1,054,337	$894,755	$635,557	$245,055
*   The Alternative Strategies Fund commenced operations on September 30, 2011.

Proxy Statement

The Advisor has voluntarily agreed to waive a portion of its advisory fees for certain Funds pursuant to a Restated Contractual Advisory Fee Waiver Agreement, effective as of January 1, 2006, as amended from time to time, by and between the Trust, on behalf of the Funds, and the Advisor (the “Fee Waiver Agreement”).  Any fees waived under the Fee Waiver Agreement are not subject to the recoupment by the Advisor.  The Advisor may voluntarily waive its advisory fees or reimburse operating expenses for one or more Funds in addition to the advisory fees waived pursuant to the Fee Waiver Agreement.  For the fiscal year ended December 31, 2011, the Advisor waived or reimbursed in the aggregate the following amounts for the Funds.

Amounts Waived or Reimbursed by the Advisor
Year	Equity Fund	International Fund	Value Fund	Smaller Companies Fund	Focused Opportunities Fund	Alternative Strategies Fund*
2011	$64,137	$2,540,663	$25,358	$3,443	$64,973	$126,055
*  The Alternative Strategies Fund commenced operations on September 30, 2011.

Information about LGFA

LGFA is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.  LGFA’s principal office is located at 4 Orinda Way, Suite 200-D, Orinda, CA 94563.  As of September 30, 2012, LGFA managed approximately $2,266,234,550 of investment assets.

The following table sets forth the name and principal occupation(s) of each current member and principal executive officer of LGFA.  The address of each individual listed in the table below is 4 Orinda Way, Suite 200-D, Orinda, CA 94563.

Name	Principal Occupation(s)
Kenneth E. Gregory	President of the Advisor; President of LGAM; and President of Litman Gregory Research, Inc.
Craig A. Litman	Treasurer and Secretary of the Advisor; Chairman of LGAM; and Vice President and Secretary of Litman Gregory Research, Inc.
John M. Coughlan	Chief Operating Officer and Chief Compliance Officer of the Advisor.

The following table sets forth the Trustees and officers of the Funds who are also an officer, employee or member of LGFA.

Name	Position with the Trust	Position with the Advisor
Kenneth E. Gregory	President and Trustee	President
Craig A. Litman	Secretary and Trustee	Treasurer and Secretary
John M. Coughlan	Treasurer and Chief Compliance Officer	Chief Operating Officer and Chief Compliance Officer

The following table sets forth the name of each person who owns of record, or beneficially, 10% or more of the outstanding voting securities of LGFA prior to the completion of the Transaction.

Name	% of Voting Securities Held
LGAM	50%
Kenneth E. Gregory	30%
Craig A. Litman	20%

Comparison of the Current Advisory Agreement and the New Advisory Agreement

There are no material differences between the Current Advisory Agreement and the New Advisory Agreement, other than their respective effective dates.  In particular, the advisory services to be provided by LGFA and the advisory fee rates under the New Advisory Agreement are identical to those under the Current Advisory Agreement.  A copy of the New Advisory Agreement is attached hereto as Exhibit A, and any discussion of the New Advisory Agreement in this Proxy Statement is qualified in its entirety by reference to Exhibit A.

Proxy Statement

Board Recommendation of Approval

At the Board Meeting, the Board, including the Independent Trustees, considered the approval of the New Advisory Agreement in respect of each Fund.  In determining to approve the New Advisory Agreement, the Independent Trustees and the Board considered that they had renewed, with respect to each Fund other than the Alternative Strategies Fund, and approved, with respect to the Alternative Strategies Fund, the Current Advisory Agreement, the terms of which are substantially identical to the New Advisory Agreement, at in-person Board meetings held on December 13, 2011 and August 31, 2011, respectively.

Prior to the Board Meeting, the Independent Trustees had requested detailed information from the Advisor regarding the Funds and the New Advisory Agreement. The materials provided by the Advisor were extensive and included information relating to each Fund’s current investment objectives, investment results, portfolio composition, advisory fee and expense comparisons; information on the performance achieved by the Sub-Advisors for the Funds in comparison to that achieved for other accounts (including, if applicable, other mutual funds) managed by the Sub-Advisors; and financial and profitability information regarding the Advisor. The Advisor also provided information relating to the New Advisory Agreement, including, but not limited to, the Transaction, the expected benefits and costs to shareholders of the Funds, the expected management and operation of the Advisor after the Transaction, and the Advisor’s management and investment teams serving the Funds.  In addition to the information furnished by the Advisor, the Trustees were provided with legal memoranda discussing their fiduciary duties related to the approval of the New Advisory Agreement as well as considerations relevant to the Transaction.

In addition, the Board also received information about the Funds throughout the year, which included a wide variety of materials relating to the services provided by the Advisor and the applicable Sub-Advisors, including reports on the Funds’ and each applicable Sub-Advisor’s investment results, portfolio composition, portfolio trading practices, and shareholder services, in addition to other information relating to the nature, extent, and quality of services provided by the Advisor and the applicable Sub-Advisors. Throughout the course of the year, the Board also received in-person presentations from various members of senior management at the Advisor and requested and reviewed supplemental information, which included extensive materials regarding the Funds’ investment results, advisory fees and expense comparisons, the Advisor’s financial condition and profitability, compliance monitoring, and the personnel at the Advisor and the applicable Sub-Advisors providing investment management and administrative services to the Funds.

At the Board Meeting, the Independent Trustees discussed the approval of the New Advisory Agreement with the Advisor’s representatives.  The Independent Trustees were represented by independent legal counsel and met separately in an executive session with the independent legal counsel present.  During the executive session, the Independent Trustees spent additional time reviewing and discussing the information and materials that had been furnished by the Advisor at the request of the independent legal counsel for the Independent Trustees.  The information provided to the Board at the Board Meeting, together with the information provided throughout the course of the year, formed the primary (but not exclusive) basis for the Independent Trustees’ and the Board’s determinations. The Board and the Independent Trustees did not identify any single issue or particular datum point that, in isolation, would be controlling in their decision to approve the New Advisory Agreement. Rather, the Board and the Independent Trustees considered the total mix of information provided. The following summary describes the key factors considered by the Independent Trustees (as well as the Board), and the conclusions thereto that formed the basis for approving the New Advisory Agreement, in light of the legal advice furnished to them by independent legal counsel and their own business judgment. The following list of factors is not inclusive of all factors that were considered.

Proxy Statement

Nature, extent and quality of services.  The Independent Trustees considered the depth and quality of the Advisor’s investment management process, including its sophisticated monitoring and oversight of the Sub-Advisors; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization.  The Independent Trustees discussed the high level of Sub-Advisor due diligence continually being undertaken by the Advisor.  The Independent Trustees also noted the high quality of the non-advisory management services provided by the Advisor, such as responsiveness to shareholder inquiries and the preparation of shareholder communications, as well as the Advisor’s responsiveness with respect to requests of both the Board and the shareholders.  In addition, the Independent Trustees noted that, because the Advisor is a significant shareholder in the Funds, the Advisor has an additional incentive to ensure that the Funds perform well for the shareholders.  The Independent Trustees also noted that the members of senior management of the Advisor and LGAM, including the Interested Trustees, were also shareholders of the Funds.

The Independent Trustees then considered the Advisor’s policies, procedures and systems to ensure compliance with applicable laws and regulations and its commitment to those programs; its efforts to keep the Trustees informed; and its attention to matters that may involve potential conflicts of interest with each Fund.  The Independent Trustees expressed appreciation for the extent and effectiveness of the Advisor’s compliance operations and the Advisor’s oversight of the Sub-Advisors’ and other service providers’ compliance operations.  The Independent Trustees discussed the Advisor’s commitment to compliance at length in a private session with senior management of the Advisor.  The Independent Trustees also considered the nature, extent, quality and cost of administrative, distribution and shareholder services provided by the Advisor to the Funds under the Current Advisory Agreement and other agreements, including the administrative, legal and fund accounting and treasury functions.

Investment results.  The Independent Trustees reviewed the recent and since inception performance of each Fund relative to its respective benchmark(s) and peer groups of funds.  The Independent Trustees considered the overall performance of the Funds as well as the performance of each Sub-Advisor within the various Funds.  The Independent Trustees noted that with the exception of the Alternative Strategies Fund, which commenced operations on September 30, 2011, they believed that it was appropriate to focus on longer term performance as opposed to short-term results and therefore focused their review of investment results on periods of one year or longer.

The Independent Trustees considered the investment results of each Fund in light of its investment objective.  They also considered information regarding the selection of indexes and funds comparable to the Funds that were used to evaluate relative investment results and discussed the process for ensuring that the appropriate peer group funds are used for such comparisons.  In assessing relative performance and fees and expenses, the Independent Trustees relied upon data assembled by the administrator of the Funds (not affiliated with the Advisor) (the “Administrator”) using data from Lipper, which consisted of reports showing the relative investment results for each Fund in comparison to appropriate passive indexes and comparable fund peer groups for each of the Funds and expense comparisons to peer groups.  The selection of indexes and funds was based on criteria including asset classification, primary channel of distribution, asset size, expense structure and load type, and the Independent Trustees noted that the Administrator, and not the Advisor, had been primarily responsible for compiling this data.

Proxy Statement

Ultimately, the Independent Trustees concluded that the Advisor has a strong long-term record of effectively managing each of the Funds and monitoring the effectiveness of the contributions being made by each of the Sub-Advisors.  The Independent Trustees further concluded that the Advisor was applying appropriate discipline and oversight to ensure that each Fund adhered to its stated investment objective and strategies and that the Advisor’s record in managing each Fund supported the conclusion that its continued management should benefit each Fund and its shareholders.

Advisory fees and total expenses. The Independent Trustees reviewed the advisory fees and total expenses of each Fund (each as a percentage of each Fund’s average net assets) and compared such amounts with the median fee and expense levels of other funds in applicable peer fund groups based on the Lipper data.  According to the Lipper data, each Fund had relatively high advisory fees, but the Independent Trustees noted that the Advisor’s advisory fees included management and administrative-type services that were unbundled in many other advisory fees used in the comparison data.  Accordingly, the Independent Trustees focused on the total expenses of each Fund, its performance and, where appropriate, the level of subsidization by the Advisor.  The Independent Trustees found that the total expenses for each of the Funds were in the higher range of their core style peers.  However, when compared to manager-of-manager peers the total expenses for each Fund were above, but generally closer to, the median.  The Independent Trustees considered the manager-of-manager comparisons to be more apposite because they more closely reflected the structure of the Funds.  Thus, the Independent Trustees concluded that the fees were reasonable in comparison to other funds.  In addition, the Trustees noted that while the advisory fees may be higher than the industry norm, the higher fees allowed shareholders to have access to Sub-Advisors to which they otherwise might not have access and that the higher fees were fully justified by the long-term performance results of the Funds.

The Advisor’s financial information. The Independent Trustees reviewed information regarding the Advisor’s costs of managing the Funds and information regarding the profitability of the Advisor.  The Independent Trustees also considered the extent to which economies of scale may be realized as each Fund grows and whether advisory fee levels reflect economies of scale if the Funds grow in size.  The Independent Trustees also noted that the Advisor had voluntarily forgone profits to subsidize the Funds when they were at lower asset levels.

The Advisor’s Costs and Profitability.  The Independent Trustees first noted that the Advisor appeared to be providing products that are competitively priced with other funds, especially funds with multiple sub-advisors.  The Independent Trustees reviewed the total advisory fees, the amounts paid by the Advisor to the various Sub-Advisors, and the general cost of the services provided by the Advisor in compensation for its retained portion of the total advisory fee.  The Independent Trustees also noted that the Advisor had voluntarily agreed not to seek recoupment of a substantial portion of waived advisory fees.  The Independent Trustees also considered the Advisor’s willingness to invest in staff to accommodate changing regulatory requirements.  The Independent Trustees received information that assured them that the Advisor was financially sound and able to honor its sponsorship commitments to the Funds after the closing of the Transaction, and that the Advisor’s profits under the Current Advisory Agreement were in the range of reasonableness for the mutual fund management industry.  The Independent Trustees did not engage in an analysis of Fund-by-Fund profitability given the integrated nature of the Advisor’s management of the Funds.

Economies of Scale.  The Independent Trustees also noted that the Advisor had taken steps to reduce expenses.  The Independent Trustees considered the economies of scale the Funds have experienced and are experiencing and the Advisor’s commitment to regulate each Fund’s total expenses and ensure that the expenses of each Fund are fair and reasonable.  The Independent Trustees concluded that the Advisor had taken steps to ensure that shareholders of the Funds benefit as the sizes of the Funds increase by agreeing to breakpoints in its fee schedules, negotiating favorable terms with service providers, and providing certain support services to the Funds on a cost only basis.  The Independent Trustees also noted that the Advisor had acted in the Funds’ shareholders’ best interests in closing certain of the Funds to new investors at certain times.  Even though additional investments would have increased Fund sizes and possibly generated additional economies of scale, the Independent Trustees observed that responsible management of Fund sizes often benefited shareholders more than allowing growth notwithstanding economies of scale that might accompany such growth.  In addition, the Independent Trustees took note of information provided on fees rebated to separate account clients of the Advisor’s affiliate to the extent these clients’ assets were invested in the Funds.  The Independent Trustees took note of the balance the Advisor and its affiliate struck between extending such rebates and limiting the size and total assets in the various Funds to levels that promoted optimum investment returns. The Independent Trustees also took favorable note of the Advisor’s efforts to invest in its advisory organization to ensure strong research and analytic capability.

Proxy Statement

Ancillary Benefits. The Independent Trustees considered other actual and potential financial benefits to the Advisor in concluding that the contractual advisory fees are fair and reasonable for the Funds.  In particular, they noted that the Advisor does not have any affiliates that materially benefit from the Advisor’s relationship to the Funds.

Considerations Specific to the Transaction. The Independent Trustees considered the expected impact of the Transaction on the Advisor and its ability to serve the Funds.  The Independent Trustees noted that the Advisor is uniquely qualified to provide investment advisory and non-advisory management services to the Funds because of the experience, strength and depth of its management team, its years of experience in evaluating and recommending mutual funds, its reputation in the industry, and its long-term commitment to provide exceptional services to its clients, including the Funds.  They also noted that the investment advisory agreement with the Advisor with respect to the Equity Fund went into effect more than 15 years ago, that the New Advisory Agreement is substantially identical to the Current Advisory Agreement, that the advisory fee rates under the New Advisory Agreement are identical to those under the Current Advisory Agreement, that the services to be provided by the Advisor pursuant to the New Advisory Agreement are expected to be provided with the same level of commitment, that the fee waivers and/or expense reimbursements the Advisor has agreed to with respect to any Fund would not change, and that no change in the Advisor’s management and investment teams serving the Trust is expected to result from the Transaction.  The Independent Trustees also considered the Advisor’s relationships with the Sub-Advisors, the discounted sub-advisory fees the Advisor had negotiated for the Funds, the investments of LGAM principals and client accounts in the Funds, and the advisory fees voluntarily waived and not recouped by the Advisor.  Based on the information provided by the Advisor, the Independent Trustees concluded that the Transaction is not likely to result in any diminishment of the Advisor’s financial resources or its ability to continue to serve the Funds, or to otherwise destabilize the Advisor or its management or personnel.

On the basis of these and other factors, the Board, and the Independent Trustees separately, concluded that the continued engagement of the Advisor to provide investment advisory and non-advisory management services to the Funds would be in the best interests of each Fund.  The Board, and the Independent Trustees separately, then voted unanimously to approve the New Advisory Agreement, including the advisory fee rates proposed in the New Advisory Agreement, in respect of each Fund for a period not to exceed two years commencing immediately following Fund shareholder approval of the New Advisory Agreement, and to recommend to shareholders of each Fund that they approve the New Advisory Agreement.

Vote Required

Approval of Proposal 1, the approval of the New Advisory Agreement, by a Fund requires the affirmative vote of the “majority of the outstanding voting securities” of that Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of a Fund present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.  Shareholders of each Fund will vote on Proposal 1 in the aggregate as one class, and not by class of shares, with each Fund voting separately.  If approved by shareholders, the New Advisory Agreement will take effect on the later of consummation of the Transaction or the Special Meeting.

Proxy Statement

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY
RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS VOTE “FOR” THE APPROVAL
OF THE NEW ADVISORY AGREEMENT.

Proxy Statement

PROPOSAL 2
ELECTION OF TWO TRUSTEES

Background

The Board currently consists of four Independent Trustees, Messrs. A. George Battle, Frederick A. Eigenbrod, Jr., Harold M. Shefrin, and Taylor M. Welz, and three Interested Trustees, Messrs. Kenneth E. Gregory, Craig A. Litman and Jeremy DeGroot.  Each current Trustee was elected to the Board by shareholders of the Trust at the inception of the Trust, except for Messrs. Shefrin and DeGroot, who were appointed by the Board in 2005 and 2008, respectively.  Each current Trustee has been serving as a Trustee continuously since his election or appointment.

In order to rely on the Exemptive Rules, the Trust must comply with certain requirements, including the requirement that a majority of the Trustees on the Board be Independent Trustees.  The Board believes that it is in the best interest of the Trust and its shareholders to continue to rely on the Exemptive Rules.  The Board also believes that it is good governance practices to have a majority of its members be Independent Trustees.  The expected resignation of an Independent Trustee, Mr. Battle, effective as of December 31, 2012, will cause fewer than a majority of the Trustees serving on the Board to be Independent Trustees.  Pursuant to Section 16(a) of the 1940 Act, the Board currently may not fill the vacancy created by Mr. Battle’s resignation because immediately after filling such vacancy less than two-thirds of the Trustees then holding office would have been elected by shareholders of the Trust.  In addition, if at any time less than a majority of the Trustees then holding office were elected by shareholders of the Trust, the Board will be required pursuant to Section 16(a) of the 1940 Act to call a shareholder meeting to elect Trustees.

To provide the Board with the flexibility to fill vacancies, at the Board Meeting, the Board, including the Independent Trustees, nominated Messrs. Shefrin and DeGroot for election as Trustees by shareholders of the Trust.  In connection with Messrs. Shefrin’s and DeGroot’s appointments to the Board in 2005 and 2008, respectively, the Board reviewed their biographical information, experiences, and other factors deemed relevant by the Board.

The Nominees are submitted for election by the holders of all shares of all classes of the Trust, voting together as a single class.  The Nominees will serve in accordance with the Agreement and Declaration of Trust and the Second Amended and Restated By-laws of the Trust.  If both Nominees are elected to the Board at the Special Meeting, all Trustees on the Board will have been elected by shareholders of the Trust.

Messrs. Shefrin and DeGroot have each indicated that he is able and willing to continue to serve as Trustee if elected.  If for any reason either Nominee becomes unable to serve before the Special Meeting, proxies will be voted for a substitute nominated by the Board, unless a shareholder instructs otherwise.  If shareholders do not elect Messrs. Shefrin and DeGroot, they would continue serving on the Board but would not be considered to have been elected by shareholders, which could cause another proxy solicitation to be required.

Trustees and Officers

Information regarding the current Trustees, the Nominees, and the executive officers of the Trust is set forth below.  Each Trustee holds office during the continued lifetime of the Trust until he dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed.  Any Trustee may resign at any time and may be removed by a vote of two-thirds of the outstanding share of the Trust or by action of a majority of the Trustees.  Each officer serves until he resigns or is removed by the Board or by the principal executive officer or by such other officer upon whom such power of removal may be conferred by the Board.

Proxy Statement

Current Trustees and the Nominees

Currently, there are four Independent Trustees, one of whom is also a Nominee for election by shareholders as a Trustee.

Independent Trustees/Independent Nominee

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Independent Trustees
A. George Battle* 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1944)	Independent Trustee	Open-ended term; served since inception	Senior Fellow, The Aspen Institute (nonprofit educational and policy studies organization) since 1995; Executive Chairman, Ask Jeeves, Inc. (technology) from 2004 to 2005; and Chief Executive Officer, Ask Jeeves, Inc. from 2000 to 2003.	6	Advent Software; Expedia Inc; Fair, Isaac and Company, Inc.; Netflix Inc.; LinkedIn Corporation; OpenTable, Inc.; Workday, Inc.
Frederick August Eigenbrod, Jr., Ph.D. 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1941)	Independent Trustee	Open-ended term; served since inception	Vice President, RoutSource Consulting Services (organizational planning and development) since 2002.	6	None
Taylor M. Welz 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1959)	Independent Trustee	Open-ended term; served since inception	CPA/PFS, CFP; President, CCO & Sole Owner, Welz Financial Services, Inc.(investment advisory services and retirement planning) since 2007; and Partner and Chief Compliance Officer, Bowman & Company LLP (certified public accountants) from 1987 to 2007.	6	None
Independent Nominee
Harold M. Shefrin, Ph.D. 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1948)	Independent Trustee	Open-ended term; served since February 2005	Professor, Department of Finance, Santa Clara University since 1979.	6	SA Funds – Investment Trust

* Mr. Battle has submitted his resignation as a Trustee, effective as of December 31, 2012.

Proxy Statement

Currently, there are three Interested Trustees, one of whom is also a Nominee for election by shareholders as a Trustee.

Interested Trustees/Interested Nominee*

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Interested Trustees
Kenneth E. Gregory 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1957)	President and Trustee	Open-ended term; served since inception	President of the Advisor (investment advisors) since 2000; President of LGAM (investment advisors) since 2000; President of Litman Gregory Research, Inc. (publishers) since 2000; Chief Strategist of LGAM from 2000 to 2011; and Officer of Litman Gregory Analytics, LLC (web based publisher of financial research) from 2000 to 2006.	6	None
Craig A. Litman 100 Larkspur Landing Circle Suite 204 Larkspur, CA 94939 (born 1946)	Secretary and Trustee	Open-ended term; served since inception	Treasurer and Secretary of the Advisor (investment advisors) since 2000; Chairman of LGAM (investment advisors) since 2000; and Vice President and Secretary of Litman Gregory Research, Inc. (publishers) since 2000.	6	None
Interested Nominee
Jeremy DeGroot 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1963)	Assistant Secretary and Trustee	Open-ended term; served since December 2008	Chief Investment Officer of LGAM (investment advisors) since 2008; and Co-Chief Investment Officer of LGAM from 2003 to 2008.	6	None

*	Trustees are “interested persons” of the Trust, as such term is defined under the 1940 Act, because of their relationship with the Advisor and LGAM.

In respect of each Nominee, the individual’s professional accomplishments and prior experience, including experience in fields related to the operations of the Funds, were a significant factor in the determination that the individual should be a nominee for Trustee of the Trust.  The Board also considered various other factors, including the desired mix of relevant skills and experience on the Board, intangible qualities each Nominee possesses, and the fact that the Nominees have been serving on the Board for a period of time. The professional experience of each Nominee and additional considerations that contributed to the Board’s conclusion that the Nominee should serve on the Board are summarized below under “Board’s Consideration of Each Trustee’s and Nominee’s Qualifications, Experience, Attributes or Skills.”

Proxy Statement

Officers

The table below sets forth certain information about each of the Trust’s executive officers.

Name Address, and Age	Position Held	Length of Time Served	Principal Occupation During Past 5 Years
Kenneth E. Gregory 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1957)	President	Open-ended term; served since inception
President of the Advisor (investment advisors) since 2000; President of LGAM (investment advisors) since 2000; President of Litman Gregory Research, Inc. (publishers) since 2000; Chief Strategist of LGAM from 2000 to 2011; and Officer of Litman Gregory Analytics, LLC (web based publisher of financial research) from 2000 to 2006.

Craig A. Litman 100 Larkspur Landing Circle Suite 204 Larkspur, CA 94939 (born 1946)	Secretary	Open-ended term; served since inception
Treasurer and Secretary of the Advisor (investment advisors) since 2000; Chairman of LGAM (investment advisors) since 2000; and Vice President and Secretary of Litman Gregory Research, Inc. (publishers) since 2000.

Jeremy DeGroot 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1963)	Assistant Secretary	Open-ended term; served since December 2008	Chief Investment Officer of LGAM (investment advisors) since 2008; and Co-Chief Investment Officer of LGAM from 2003 to 2008.
John Coughlan 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1956)	Treasurer and Chief Compliance Officer	Open-ended term; served as Treasurer since inception, and as Chief Compliance Officer since September 2004	Chief Operating Officer and Chief Compliance Officer of the Advisor (investment advisors) since 2004.

Additional Information Concerning the Board

The Role of the Board

The Board oversees the management and operations of the Trust. Like most mutual funds, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as the Advisor, the Sub-Advisors, and the Funds’ distributor, administrator, custodian, and transfer agent.  The Board has appointed senior employees of certain of these service providers as officers of the Trust, with the responsibility to monitor and report to the Board on the Trust’s operations.  In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. For example, investment officers report on the performance of the Funds.  The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal Board meetings, which are typically held quarterly, in person, and involve the Board’s review of recent Trust operations.  From time to time, one or more members of the Board may also meet with management in less formal settings, between formal Board meetings, to discuss various topics.  In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established three standing committees, an Audit Committee, a Nominating Committee and a Valuation Committee, which are discussed in greater detail under “Board Meetings and Board Committees” below.  More than 50% of the members of the Board are Independent Trustees2, and each of the Audit Committee and Nominating Committee are comprised entirely of Independent Trustees.  The Board does not currently have a designated lead Independent Trustee.  The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust. The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Trust.

Proxy Statement

Presently, Mr. Gregory serves as the Chairman of the Board and President of the Advisor.  Mr. Gregory is an “interested person” of the Trust, as defined in the 1940 Act, by virtue of his employment relationship with the Advisor.  In developing the Board’s structure, the Board has determined that Mr. Gregory’s history with the Trust, familiarity with the Funds’ investment objectives and extensive experience in the field of investments qualify him to serve as the Chairman of the Board. The Board has also determined that the function and composition of the Audit Committee and Nominating Committee are appropriate means to address any potential conflicts of interest that may arise from the Chairman’s status as an Interested Trustee.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Risk management is a broad concept comprised of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk and business continuity risk).  Consequently, Board oversight of different types of risks is handled in different ways.  In the course of providing oversight, the Board and its committees receive reports on the Trust’s activities regarding the Trust’s investment portfolios and its financial accounting and reporting.  The Board also receives periodic reports as to how the Advisor conducts service provider oversight and how it monitors for other risks, such as derivatives risk, business continuity risks and risks that might be present with individual Sub-Advisors or specific investment strategies. The Audit Committee meets regularly with the Chief Compliance Officer to discuss compliance and operational risks. The Audit Committee’s meetings with the Treasurer and the Trust’s independent registered public accounting firm also contribute to its oversight of certain internal control risks. The full Board receives reports from the Advisor as to investment risks as well as other risks that may be also discussed in the Audit Committee.

The Trust believes that the Board’s role in risk oversight must be evaluated on a case-by-case basis and that its existing role in risk oversight is appropriate.  However, not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond any control of the Trust, the Advisor or its affiliates or other service providers.

Board’s Consideration of Each Trustee’s and Nominee’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees and Nominees has the qualifications, experience, attributes and skills (“Trustee attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure.  Each of the Trustees and Nominees has substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the charts above. In addition, each of the Trustees and Nominees has served on boards for organizations other than the Trust, as well as having served on the Board for a number of years.  They therefore have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust.  The Independent Trustees annually conduct a “self-assessment” wherein the effectiveness of the Board and individual Trustees is reviewed.

2 Following Mr. Battle’s resignation effective as of December 31, 2012, fewer than a majority of the Trustees serving on the Board will be Independent Trustees.  The Board intends to fill the vacancy created by Mr. Battle upon election of Messrs. Shefrin and DeGroot to the Board by shareholders.

Proxy Statement

In addition to the information provided in the previous charts, below is certain additional information concerning each particular Trustee and Nominee and certain of their Trustee attributes.  The information provided below, and in the chart above, is not all-inclusive.  Many Trustee attributes involve intangible elements, such as intelligence, work ethic, the ability to work together and the ability to communicate effectively, exercise judgment, ask incisive questions, and manage people and problems or to develop solutions. In conducting its annual self-assessment, the Trustees have determined that they have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

The summaries set forth below as to the qualifications, attributes, and skills of the Trustees are furnished in response to disclosure requirements imposed by the SEC, do not constitute any representation or guarantee that the Board or any Trustee has any special expertise or experience, and do not impose any greater or additional responsibility or obligation on, or change any standard of care applicable to, any such person or the Board as a whole than otherwise would be the case.

Independent Nominee

Mr. Shefrin’s Trustee Attributes include his distinguished academic career as a Professor at Santa Clara University, where he teaches finance and accounting.  Mr. Shefrin also has a number of years of mutual fund board experience, having served on the Board of SA Funds - Investment Trust since 1999 and on the Board since 2005.

Interested Nominee

Mr. DeGroot’s Trustee Attributes include his position as Chief Investment Officer of LGAM.  In this position, Mr. DeGroot is responsible for overseeing Sub-Advisor due diligence, asset class research and tactical allocation decisions.  Mr. DeGroot also has prior experience as an economics consultant and economist and a number of years of mutual fund board experience, having served on the Board since 2008.

Remaining Independent Trustees

Mr. Battle’s Trustee Attributes include his executive experience as Chief Executive Officer and Executive Chairman of Ask Jeeves, Inc., and his financial accounting background as a Certified Public Accountant (inactive) and as a Partner in the Audit Division at Arthur Anderson.  Mr. Battle also has many years of experience as a member of the audit committees of several public companies.

Mr. Eigenbrod’s Trustee Attributes include his significant business advisory experience serving on the Board of Directors for Right Management Consultants providing management and organizational development consulting service as an independent consultant and executive coach.  Mr. Eigenbrod also serves as a member of the Board of a risk management consulting firm.

Mr. Welz’s Trustee Attributes include many years of financial reporting, auditing and investment advisory experience.  Mr. Welz is a Certified Public Accountant and also serves as the President, Chief Compliance Officer and Sole Owner of Welz Financial Services Inc., an investment advisory services and retirement planning firm.

Proxy Statement

Remaining Interested Trustees

Mr. Gregory’s Trustee Attributes include his position as President of the Advisor.  In this position, Mr. Gregory has intimate knowledge of the Trust and its operations, personnel and financial resources. His position of influence and responsibility at the Advisor, in addition to his knowledge of the Advisor, has been determined to be valuable to the Board in its oversight of the Trust.  In addition, Mr. Gregory co-founded LGAM and has served as its Chief Investment Officer and Chief Strategist.  Mr. Gregory also serves as co-portfolio manager of each series of the Trust.

Mr. Litman’s Trustee Attributes include his positions as Treasurer and Secretary of the Advisor.  In these positions, Mr. Litman has intimate knowledge of the Trust and its operations, personnel and financial resources.  His position of influence and responsibility at the Advisor, in addition to his knowledge of the Advisor, has been determined to be valuable to the Board in its oversight of the Trust.  In addition, Mr. Litman serves as Vice President and Secretary of Litman Gregory Research, Inc. and Chairman of LGAM.

Board Meetings and Board Committees

The Board has three standing committees as described below:

Audit Committee
Members	Description	Committee Meetings During Fiscal Year Ended December 31, 2011
A. George Battle Frederick August Eigenbrod, Jr., Ph.D. Harold M. Shefrin, Ph.D. Taylor M. Welz	Responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust.	2

Nominating Committee
Members	Description	Committee Meetings During Fiscal Year Ended December 31, 2011
A. George Battle Frederick August Eigenbrod, Jr., Ph.D. Harold M. Shefrin, Ph.D. Taylor M. Welz	Responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time. There currently is no policy with respect to considering nominees recommended by shareholders.	4

Valuation Committee
Members	Description	Committee Meetings During Fiscal Year Ended December 31, 2011
Taylor M. Welz Kenneth E. Gregory Craig A. Litman John Coughlan Jeremy DeGroot	Responsible for (1) monitoring the valuation of the Funds’ securities and other investments; and (2) as required by each series of the Trust’s valuation procedures, when the full Board is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the full Board for approval and ratification.	4

During the fiscal year ended December 31, 2011, the Board held 4 meetings, and each of the current Trustees attended more than 75% of the meetings of the Board and the committees of which such Trustee was a member.  The Funds do not have annual shareholder meetings; therefore, the Funds do not have a policy regarding Trustee attendance at annual shareholder meetings.

Proxy Statement

The Nominating Committee has not adopted a formal charter.  The Nominating Committee considers Trustee candidates recommended by shareholders and evaluates such nominees in the same manner as it evaluates nominees identified by the Nominating Committee. Because the Trust does not hold regular annual shareholder meetings, no formal policy or procedures have been established with respect to shareholder submission of Trustee candidates for consideration by the Nominating Committee. The Nominating Committee considers candidates from various sources, including, but not limited to, candidates recommended by Trustees, shareholders, and officers of the Trust, the Advisor, and service providers of the Trust.  Although the Nominating Committee does not have a formal policy with regard to consideration of diversity in identifying potential nominees, the Nominating Committee may consider whether a potential nominee’s professional experience, education, skills, and other individual qualities and attributes, including gender, race, or national origin, would provide beneficial diversity of skills, experience, or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations.

The Nominating Committee believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience or knowledge that is important for one Trustee may not have the same value for another).  However, the Nominating Committee believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Nominating Committee believes that the Trustees and the Nominees satisfy this standard.

The Nominating Committee initially learned about Mr. Shefrin, the Independent Nominee, from the former outside legal counsel to the Trust in connection with his appointment by the Board in 2005, and about Mr. DeGroot, the Interested Nominee, from officers of the Advisor in connection with his appointment to the Board in 2008.

Ownership of Securities

As of the Record Date, the Trustees owned the following dollar range of shares of the Funds: (1)

Name of Trustee	Equity Fund	International Fund	Value Fund	Smaller Companies Fund	Focused Opportunities Fund	Alternative Strategies Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies (2)
Independent Trustees
A. George Battle	E	E	D	D	E	E	E
Frederick August Eigenbrod, Jr.	D	C	C	A	C	E	E
Taylor M. Welz	E	E	E	D	E	E	E
Interested Trustees
Kenneth E. Gregory	E	E	E	E	E	E	E
Craig A. Litman	E	E	E	E	E	E	E
Independent Nominee
Harold M. Shefrin	C	C	C	C	C	A	D

Proxy Statement

Name of Trustee	Equity Fund	International Fund	Value Fund	Smaller Companies Fund	Focused Opportunities Fund	Alternative Strategies Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies (2)
Independent Trustees
Interested Nominee
Jeremy DeGroot	D	E	D	C	D	E	E

(1)           Dollar range of equity securities in a Fund:
A=None; B=$1-$10,000; C=$10,001-$50,000; D=$50,001-$100,000; E= Over $100,000

(2)    As of the Record Date, the Trustees each oversaw six registered investment companies in the fund complex.

Trustee Compensation

The officers of the Trust and the Interested Trustees receive no compensation directly from the Trust for performing the duties of their offices.  However, those officers and Trustees who are officers or principals of the Advisor may receive remuneration indirectly because the Advisor receives advisory fees from the Funds.  The Independent Trustees each receive an annual retainer of $54,000 plus $5,000 per meeting.  The Independent Trustees also are reimbursed for any expenses incurred in attending meetings.  The aggregate compensation paid by each Fund of the Trust to each of the Trustees during the fiscal year ended December 31, 2011 is set forth below:

Aggregate Compensation Paid from the Funds

Name of Person, Position	Aggregate Compensation from Equity Fund	Aggregate Compensation from International Fund	Aggregate Compensation from Value Fund	Aggregate Compensation from Smaller Companies Fund	Aggregate Compensation from Focused Opportunities Fund	Aggregate Compensation from Alternative Strategies Fund**	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust Paid to Trustees
Independent Trustees
A. George Battle, Trustee	$13,387	$31,501	$10,272	$10,017	$9,823	$1,250	None	None	$76,250
Frederick A. Eigenbrod, Jr., Trustee	$13,387	$31,501	$10,272	$10,017	$9,823	$1,250	None	None	$76,250
Taylor M. Welz, Trustee	$13,387	$31,501	$10,272	$10,017	$9,823	$1,250	None	None	$76,250
Interested Trustees
Kenneth E. Gregory, President and Trustee*	None	None	None	None	None	None	None	None	None
Craig A. Litman, Secretary and Trustee*	None	None	None	None	None	None	None	None	None
Independent Nominee
Harold M. Shefrin, Trustee	$13,387	$31,501	$10,272	$10,017	$9,823	$1,250	None	None	$76,250

Proxy Statement

Name of Person, Position	Aggregate Compensation from Equity Fund	Aggregate Compensation from International Fund	Aggregate Compensation from Value Fund	Aggregate Compensation from Smaller Companies Fund	Aggregate Compensation from Focused Opportunities Fund	Aggregate Compensation from Alternative Strategies Fund**	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust Paid to Trustees
Interested Nominee
Jeremy DeGroot, Assistant Secretary and Trustee *	None	None	None	None	None	None	None	None	None

*	As of December 31, 2011, Messrs. Gregory, Litman and DeGroot were Interested Trustees because of their relationship with the Advisor and LGAM and accordingly served on the Board without compensation.

**	The Alternative Strategies Fund commenced operations on September 30, 2011.

The Funds do not maintain pension or retirement plans for Trustees.  Some of the Independent Trustees receive their compensation through a deferred compensation plan.

Legal Proceedings

The Board is not aware of any legal proceedings involving either of the Nominees that would be material to an evaluation of the ability or integrity of any such Nominees and that would require disclosure under Item 401(f) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

Communication with Trustees

Shareholders may send communications directly to the Trustees in writing at the addresses specified in “Current Trustees and the Nominees” above.

Information Related to the Audit Committee and the Auditor

Information related to the Audit Committee, including the Audit Committee’s pre-approval policies and procedures, and to the Funds’ independent registered public accounting firm (the “Auditor”) can be found in Exhibit B.

Fees Paid to PwC

The Auditor for the fiscal year ended December 30, 2011 was PricewaterhouseCoopers LLP (“PwC”).  The following table sets forth the aggregate fees billed by PwC for each Fund’s most recent two fiscal years for (i) professional services rendered for audit services, including the audit or review of each Fund’s financial statements and services normally provided in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) audit-related services reasonably related to the audit or review of each Fund’s financial statements not reported under (i); (iii) professional services rendered for tax compliance, tax advice and tax planning; and (iv) other products and services not reported in (i), (ii) or (iii).

Fund	Fiscal Year Ended 12/31	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Equity Fund	2011	29,613	0	5,923	0
	2010	30,000	0	6,000	0
International Fund	2011	29,613	0	5,923	0
	2010	30,000	0	6,000	0

Proxy Statement

Value Fund	2011	29,613	0	5,923	0
	2010	30,000	0	6,000	0
Smaller Companies Fund	2011	29,613	0	5,923	0
	2010	30,000	0	6,000	0
Focused Opportunities Fund	2011	29,613	0	5,923	0
	2010	30,000	0	6,000	0
Alternative Strategies Fund*	2011	54,613	0	5,923	0
	2010	0	0	0	0

* The Alternative Strategies Fund commenced operations on September 30, 2011.

The Audit-Related Fees for the Alternative Strategies Fund for fiscal year 2011 relate to confirmation of pricing of individual portfolio securities.  The Tax Fees for each Fund for fiscal years 2011 and 2010 (except with respect to the Alternative Strategies Fund, for fiscal year 2011 only) relate to the preparation of each Fund’s income and excise tax returns and the review of each Fund’s annual excise tax distribution calculations, and all of such Tax Fees were required to be pre-approved, and were pre-approved, by the Audit Committee.

Vote Required

The affirmative vote of a plurality of all outstanding shares of the Trust voting together, and not by separate Fund or share class, at the Special Meeting is required for the election of each of the Nominees.  A plurality vote means that the persons receiving the highest number of votes will be elected, and therefore, to be elected, a Nominee must be one of the two nominees receiving the most “FOR” votes (even if less than a majority of the votes cast), provided a quorum is present.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF
THE TRUST VOTE “FOR” THE ELECTION OF THE NOMINEES TO THE BOARD.

Proxy Statement

OTHER BUSINESS

The Board knows of no other business to be brought before the Special Meeting.  However, if any other matters properly come before the Special Meeting, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Funds do not hold annual shareholder meetings.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of the Trust, Craig A. Litman.  Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting.  Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Banks, broker-dealers, voting trustees and their nominees should advise the Funds in care of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement they wish to receive in order to supply copies to the beneficial owners of the respective shares.

ADDITIONAL INFORMATION

Principal Underwriter

The principal underwriter of the Funds’ shares is Quasar Distributors, LLC (the “Distributor”). The Distributor offers the Funds’ shares to the public on a continuous basis. The address of the Distributor is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Administrator

U.S. Bancorp Fund Services, LLC serves as the administrator of the Funds. The Administrator provides management and administrative services necessary for the operation of the Funds. The Administrator’s main office is located at 2020 East Financial Way, Suite 100, Glendora, CA 91741

Any Purchases or Sales of Securities of LGFA

Except as otherwise discussed in “The Transaction” under Proposal 1 of this Proxy Statement, since the beginning of the most recently completed fiscal year, no Trustee or Nominee has made any purchases or sales of securities of LGFA or its parents, or subsidiaries of either.

Voting Securities, Principal Shareholders and Management Ownership

Shareholders of the Funds at the close of business on [_______], the Record Date, will be entitled to notice of and to be present and vote at the Special Meeting or any adjournment(s) thereof.  As of the Record Date, the Funds have the following number of shares outstanding, which in each case equals the number of votes to which the shareholders of such Fund are entitled:

Proxy Statement

Fund	Shares Outstanding as of Record Date ([________])
Litman Gregory Masters Equity Fund
Institutional Class
Investor Class
Litman Gregory Masters International Fund
Institutional Class
Investor Class
Litman Gregory Masters Value Fund
Institutional Class
Litman Gregory Masters Smaller Companies Fund
Institutional Class
Litman Gregory Masters Focused Opportunities Fund
Institutional Class
Litman Gregory Masters Alternative Strategies Fund
Institutional Class
Investor Class

Management Ownership.  As of the Record Date, to the best of the knowledge of the Trust, no current Trustee of the Trust, including the Nominees, beneficially owned 1% or more of the outstanding shares of any Fund, and the Trustees and the officers of the Funds, as a group, beneficially owned less than 1% of the outstanding shares of each Fund.  The Board is aware of no arrangements, the operation of which at a subsequent date may result in a change in control of any Fund.  As of the Record Date, the Independent Trustees, and their respective immediate family members, did not own any securities beneficially or of record in the Advisor, the Sub-Advisors, U.S. Bancorp, the parent company of the Distributor, or any of their respective affiliates.

Control Persons and Principal Shareholders. A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of any class of any of the Funds.  A control person under the 1940 Act is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control.  A control person can have a significant impact on the outcome of a shareholder vote.  As of the Record Date, the shareholders indicated below were known to the Trust to be either a control person or principal shareholder of the Funds.

Litman Gregory Masters Equity Fund – Institutional Class
Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151			Record
National Financial Services, Corp. 200 Liberty Street New York, NY 10281-5503			Record

Proxy Statement

Litman Gregory Masters Equity Fund – Investor Class
Name and Address	Shares	% Ownership	Type of Ownership
National Financial Services, Corp. 200 Liberty Street New York, NY 10281-5503			Record
Robert A. Fox, Trustee Fox & Herrick PSP 401K Plan 2101 Value Road, Suite 101 San Pablo, CA 94806-3844			Record

Litman Gregory Masters International Fund – Institutional Class
Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151			Record
National Financial Services, Corp. 200 Liberty Street New York, NY 10281-5503			Record
Mac & Co. P.O. Box 3198 Pittsburgh, PA 15230-3198			Record

Litman Gregory Masters International Fund – Investor Class
Name and Address	Shares	% Ownership	Type of Ownership
National Financial Services, Corp. 200 Liberty Street New York, NY 10281-5503			Record

Litman Gregory Masters Value Fund – Institutional Class
Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151			Record
National Financial Services, Corp. 200 Liberty Street New York, NY 10281-5503			Record

Proxy Statement

Litman Gregory Masters Smaller Companies Fund – Institutional Class
Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151			Record
National Financial Services, Corp. 200 Liberty Street New York, NY 10281-5503			Record
TD Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103-2226			Record

Litman Gregory Masters Focused Opportunities Fund – Institutional Class
Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151			Record
National Financial Services, Corp. 200 Liberty Street New York, NY 10281-5503			Record

Litman Gregory Masters Alternative Strategies Fund – Institutional Class
Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151			Record
National Financial Services, Corp. 200 Liberty Street New York, NY 10281-5503			Record

Litman Gregory Masters Alternative Strategies Fund – Investor Class
Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151			Record
National Financial Services, Corp. 200 Liberty Street New York, NY 10281-5503			Record
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226			Record

Proxy Statement

Interested Persons of the Trust and the Funds

Messrs. Litman, Gregory and DeGroot, each a Trustee of the Trust, are deemed to be “interested persons” of the Trust and the Funds, as defined in the 1940 Act, because of their management roles with the Advisor and LGAM and their ownership positions with LGAM, the sole owner of the Advisor following the consummation of the Transaction.  Accordingly, they may be considered to have an indirect interest with respect to Proposal 1 because the Advisor’s advisory services to the Funds would continue if the New Advisory Agreement is approved.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address.  However, each shareholder will receive separate Proxy Cards.  If you would like to receive a separate copy of the Proxy Statement, please call [___________] or write to the Funds c/o 4 Orinda Way, Suite 200-D, Orinda, CA 94563.  If you currently receive multiple copies of proxy statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call the toll-free number or write to the address above.

Proxy Statement

Exhibit A

LITMAN GREGORY FUNDS TRUST

UNIFIED

INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”) made as of the ______day of ____________, 2013, by and between LITMAN GREGORY FUNDS TRUST, a Delaware business trust (the “Trust”), on behalf of the series of the Trust listed in Appendix A (the “Funds”), and LITMAN GREGORY FUND ADVISORS, LLC, a California limited liability company (the “Advisor”), supersedes the prior Investment Advisory Agreements between the Trust and the Advisor.

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

WHEREAS, each of the Funds is a series of the Trust having separate assets and liabilities;

WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”)  and is engaged in the business of supplying investment management services as an independent contractor; and

WHEREAS, the Trust desires to retain the Advisor to render advice and services to the Funds pursuant to the terms and provisions of this Agreement, and the Advisor desires to furnish said advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1.   Appointment of Advisor.  The Trust hereby employs the Advisor and the Advisor hereby accepts such employment, to render investment advice and related services to the Funds for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees (the “Board of Trustees”).

2.   Duties of Advisor.

(a)   General  Duties.  The Advisor shall act as investment adviser to the Funds and shall supervise the investments of the Funds and provide management services to the Funds in accordance with the investment objectives, policies and restrictions of each Fund as set forth in the governing documents of each Fund and the Trust, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws, each Fund’s prospectus, statement of additional information and undertakings, and such other limitations, policies and procedures as the Board of Trustees may impose from time to time in writing to the Advisor.  In providing such services, the Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code, the Uniform Commercial Code and other applicable law.

Without limiting the generality of the foregoing, the Advisor shall:

(i)   furnish each Fund with advice and recommendations with respect to the selection and continued employment of investment managers to manage the actual investment of each Fund’s assets;

(ii)   direct the allocation of each Fund’s assets among such investment managers;

(iii)   oversee the investments made by such investment managers on behalf of each Fund, subject to the ultimate supervision and direction of the Board of Trustees;

(iv)   oversee the actions of the investment managers with respect to voting proxies for each Fund, complying with the proxy voting policies of each Fund, filing Section 13 ownership reports for each Fund, and taking other actions on behalf of each Fund;

(v)   maintain the books and records required to be maintained by each Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator, another agent of the Funds or an investment manager;

(vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of each Fund’s assets which the Funds’ administrator or distributor or the officers of the Trust may reasonably request; and

(vii) render to the Board of Trustees such periodic and special reports with respect to each Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.

(b)   Brokerage.  The Advisor shall not be responsible for decisions to buy and sell securities for the Funds, for broker-dealer selection, or for negotiation of brokerage commission rates.

Subject to such policies as the Board of Trustees may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of an investment manager having caused a Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor’s overall responsibilities with respect to the Trust.

(c)   Transactions with Sub-Advisors. In any case in which there are two or more sub-advisors responsible for providing investment advice to a Fund, the Advisor may enter into a transaction on behalf of such Fund with a sub-advisor of the Fund (or an affiliated person of such sub-advisor) in reliance on Rule 10f-3, Rule 17a-10, or Rule 12d3-1 under the 1940 Act, only if (i) the Advisor is responsible for providing investment advice with respect to a portion of the portfolio of the Fund, the assets of which portion are involved in the contemplated transaction, and (ii) the sub-advisor is responsible for providing investment advice with respect to a separate portion of the portfolio of the Fund.

3.   Representations of the Advisor.

(a)   The Advisor shall use its best judgment and efforts in rendering the advice and services to the Funds as contemplated by this Agreement.

(b)   The Advisor shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c)   The Advisor shall conduct its operations at all times in conformance with the Advisers Act, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.

(d)   The Advisor shall maintain errors and omissions insurance in the following amounts throughout the term of this Agreement:

Total Assets of the Funds	E & O Policy Limit
Up to $500 million	$1 million
$500 million - $1 billion	$2 million
$1 billion - $1.5 billion	$3 million
$1.5 billion - $2 billion	$4 million
Above $2 billion	$5 million

4.   Independent Contractor.  The Advisor shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Funds in any way, or in any way be deemed an agent for the Trust or for the Funds.  It is expressly understood and agreed that the services to be rendered by the Advisor to the Funds under the provisions of this Agreement are not to be deemed exclusive, and the Advisor shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5.   Advisor’s Personnel.  The Advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement.  Personnel of the Advisor may serve as officers of the Trust provided they do so without compensation from the Trust.  Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Trust’s Board of Trustees may desire and reasonably request.

6.   Expenses.

(a)   With respect to the operation of the Funds, the Advisor shall be responsible for (i) providing the personnel, office space and equipment reasonably necessary for the operation of the Trust and the Funds including the provision of persons qualified to serve as officers of the Trust; (ii) compensating the investment managers selected to invest the assets of the Fund; (iii) the expenses of printing and distributing extra copies of each Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders); and (iv) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Advisor or any investment manager.  If the Advisor has agreed to limit the operating expenses of the Fund, the Advisor shall also be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit.

(b)   The Trust and the Funds are responsible for and have assumed the obligation for payment of all of the Funds’ expenses, other than as stated in Subparagraph 6(a) above, including but not limited to:  fees and expenses incurred in connection with the issuance, registration and transfer of each Fund’s shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Funds including all fees and expenses of the Funds’ custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating each Fund’s daily net asset value and of maintaining each Fund’s books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of each Fund’s shareholders and the Trust’s Board of Trustees that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Trust’s Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of the Funds which inure to each Fund’s benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Funds or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of obtaining and maintaining any required registration of each Fund’s shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for  transfer,  shareholder  recordkeeping,  dividend  disbursing, redemption, and other agents for the benefit of the Funds, if any; and all other charges and costs of each Fund’s operations plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c)   The Advisor may voluntarily absorb certain Trust and Fund expenses or waive or reduce the Advisor’s own advisory fee.

(d)   To the extent the Advisor incurs any costs by assuming expenses which are an obligation of a Fund as set forth herein, such Fund shall promptly reimburse the Advisor for such costs and expenses, except to the extent the Advisor has otherwise agreed to bear such expenses.  To the extent the services for which the Trust or a Fund is obligated to pay are performed by the Advisor, the Advisor shall be entitled to recover from the applicable Fund to the extent of the Advisor’s actual costs for providing such services.  In determining the Advisor’s actual costs, the Advisor may take into account an allocated portion of the salaries and overhead of personnel performing such services.

7.   Investment Advisory Fee.

(a)   Each Fund shall pay to the Advisor, and the Advisor agrees to accept, as full compensation for all investment advisory and management services furnished or provided to such Fund pursuant to this Agreement, an annual advisory fee as set forth in the Fee Schedule attached hereto as Appendix B, as may be amended in writing from time to time by the Trust and the Advisor.

(b)   The advisory fee shall be computed on the value of the net assets of each Fund as of the close of business each day. The advisory fee shall be accrued daily by each Fund and paid to the Advisor on the first business day of the succeeding month.

(c)   The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below.  If this Agreement is terminated prior to the end of any month, the fee to the Advisor shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d)   The fee payable to the Advisor under this Agreement will be reduced to the extent of any receivable owed by the Advisor to the Funds and as required under any expense limitation applicable to the Funds.

(e)   Fee Reduction.  The Advisor may, but is not required to, reduce all or a portion of its fees and/or reimburse the Funds for other expenses in order to decrease the operating expenses of the Funds.  Any such reduction, reimbursement, or payment (collectively “subsidies”) shall be applicable only to such specific subsidy and shall not constitute an agreement to continue such subsidy in the future.  Any such subsidy will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.  The Advisor may also agree contractually to limit a Fund’s operating expenses.  To the extent such an expense limitation has been agreed to by the Advisor and such limit has been disclosed to shareholders of such Fund in the Fund’s prospectus, the Advisor may not change the limitation without first disclosing the change in an updated prospectus.

The Advisor may seek reimbursement of any subsidies made by the Advisor either voluntarily or pursuant to contract. The reimbursement of any subsidy must be approved by the Board of Trustees and must be sought no later than the end of the third fiscal year following the year to which the subsidy relates. The Advisor may not request or receive reimbursement for any subsidies before payment of the applicable Fund’s ordinary operating expenses for the current year and cannot cause the Fund to exceed any more restrictive limitation to which the Advisor has agreed in making such reimbursement.

(f)   The Advisor may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement.  Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Advisor hereunder.

8.   Fund Share Activities.  The Advisor agrees that neither it nor any of its directors, partners, officers or employees shall take any short position in the shares of the Funds.  This prohibition shall not prevent the purchase of such shares by any of the director, partners, officers or employees of the Advisor or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act.  The Advisor agrees that neither it nor any of its director, partners, officers or employees shall borrow from a Fund or pledge or use a Fund’s assets in connection with any borrowing not directly for such Fund’s benefit.  For this purpose, failure to pay any amount due and payable to a Fund for a period of more than thirty (30) days shall constitute a borrowing.

9.   Conflicts with Trust’s Governing Documents and Applicable Laws.  Nothing herein contained shall be deemed to require the Trust or the Funds to take any action contrary to the Trust’s Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and the Funds.  In this connection, the Advisor acknowledges that the Trustees retain ultimate plenary authority over the Funds and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10.   Reports and Access.  The Advisor agrees to supply such information to the Funds’ administrator and to permit such compliance inspections by the Funds’ administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Trustees.

11.   Advisor’s Liabilities and Indemnification.

(a)   The Advisor shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in each Fund’s offering materials (including the prospectus, the statement of additional information, advertising and sales materials), except for information supplied by the administrator or another third party for inclusion therein.

(b)   The Advisor shall be liable to the applicable Fund for any loss (including brokerage charges) incurred by such Fund as a result of any improper investment made by any investment manager if the impropriety of such investment should have been known by the Advisor.

(c)   In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Trust or the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Funds.

(d)   Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, trustees, partners, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party’s performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(e)   No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or director, partner or officer of the Advisor, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12.   Non-Exclusivity; Trading for Advisor’s Own Account; Code of Ethics.  The Trust’s employment of the Advisor is not an exclusive arrangement.  The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein.  Likewise, the Advisor may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Advisor expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Funds under this Agreement.

The Advisor (i) has adopted a written code of ethics pursuant to Rule 17j-1 under the Investment Company Act; (ii) has provided the Funds with a copy of evidence of the adoption of the code of ethics by the Advisor; and (iii) will make such reports to the Funds as are required by Rule 17j-1 under the Investment Company Act. The Advisor’s code of ethics has been approved by the Board of Trustees. The Advisor agrees to provide the Funds with any information required to satisfy the code of ethics reporting or disclosure requirements of the Sarbanes-Oxley Act of 2002 and any rules or regulations promulgated by the SEC thereunder (the “Sarbanes-Oxley Act”). To the extent the Advisor adopts or has adopted a separate code of ethics or amends or has amended its code of ethics to comply with such rules or regulations, the Advisor shall provide the Funds with a copy of such code of ethics and any amendments thereto.

13.   Term.  This Agreement shall become effective for a Fund at the time such Fund commences operations pursuant to an effective amendment to the Trust’s Registration Statement under the Securities Act of 1933, as amended and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided.  This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved for the applicable Fund at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of such Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.  The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the Investment Company Act.

14.   Termination; No Assignment.

(a)   This Agreement may be terminated by the Trust on behalf of a Fund at any time without payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of such Fund, upon sixty (60) days’ written notice to the Advisor, and by the Advisor upon sixty (60) days’ written notice to the applicable Fund.  In the event of a termination, the Advisor shall cooperate in the orderly transfer of the applicable Fund’s affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Fund maintained by the Advisor on behalf of the Fund.

(b)   This Agreement shall terminate in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

15.   Nonpublic Personal Information.  Notwithstanding any provision herein to the contrary, the Advisor agrees on behalf of itself and its directors, partners, officers, and employees (1) to treat confidentially and as proprietary information of the Trust and the Funds (a) all records and other information relative to the Trust and the Funds and their prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (2) not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by the privacy policies adopted by the Trust and the Funds, Regulation S-P or the G-L-B Act, except after prior notification to and approval in writing by the Trust.  Such written approval shall not be unreasonably withheld by the Trust or and may not be withheld where the Advisor may be exposed to civil or criminal contempt proceedings for failure to comply after being requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

16.   Anti-Money Laundering Compliance.  The Advisor acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any respective implementing regulations (together, “AML Laws”), the Funds have adopted an Anti-Money Laundering Policy.  The Advisor agrees to comply with the Funds’ Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Advisor, now and in the future.  The Advisor further agrees to provide to the Funds and/or the Trust such reports, certifications and contractual assurances as may be requested by the Funds or the Trust.  The Trust and the Funds may disclose information respecting the Advisor to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

17.   Certifications; Disclosure Controls and Procedures.  The Advisor acknowledges that, in compliance with the Sarbanes-Oxley Act, and the implementing regulations promulgated thereunder, the Funds are required to make certain certifications and has adopted disclosure controls and procedures.  To the extent reasonably requested by the Trust or the Funds, the Advisor agrees to use its best efforts to assist the Trust and the Funds in complying with the Sarbanes-Oxley Act and implementing the Funds’ disclosure controls and procedures.  The Advisor agrees to inform the Trust and the Funds of any material development related to the Trust or the Funds that the Advisor reasonably believes is relevant to the certification obligations of the Funds under the Sarbanes-Oxley Act.

18.   Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

19.   Notice of Declaration of Trust.  The Advisor agrees that the Trust’s obligations under this Agreement shall be limited to the Funds and to their assets, and that the Advisor shall not seek satisfaction of any such obligation from the shareholders of the Funds nor from any trustee, officer, employee or agent of the Trust or the Funds.

20.   Captions.  The  captions in this  Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

21.   Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Investment Advisers Act and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year first above written.

LITMAN GREGORY FUNDS TRUST on behalf of its series listed on Appendix A		LITMAN GREGORY FUND ADVISORS, LLC
By:		By:
Name:	Kenneth E. Gregory	Name:	John M. Coughlan
Title:	President	Title:	Chief Operating Officer

Appendix A

FUND SCHEDULE – LITMAN GREGORY FUNDS TRUST

Fund	Effective Date
• Litman Gregory Masters Equity Fund	January 1, 2013
• Litman Gregory Masters International Fund	January 1, 2013
• Litman Gregory Masters Value Fund	January 1, 2013
• Litman Gregory Masters Smaller Companies Fund	January 1, 2013
• Litman Gregory Masters Focused Opportunities Fund	January 1, 2013
• Litman Gregory Masters Alternative Strategies Fund	January 1, 2013

LITMAN GREGORY FUNDS TRUST on behalf of its series listed above		LITMAN/GREGORY FUND ADVISORS, LLC

By:		By:
Name:	Kenneth E. Gregory	Name:	John M. Coughlan
Title:	President	Title:	Chief Operating Officer

Appendix B

FEE SCHEDULE – LITMAN GREGORY FUNDS TRUST

Fund	Fee Rate
• Litman Gregory Masters Equity Fund	1.10% of the Fund’s daily net assets up to $750 million 1.00% of the Fund’s daily net assets in excess of $750 million
• Litman Gregory Masters International Fund	1.10% of the Fund’s daily net assets up to $1 billion 1.00% of the Fund’s daily net assets in excess of $1 billion
• Litman Gregory Masters Value Fund	1.10% of the Fund’s daily net assets up to $1 billion 1.00% of the Fund’s daily net assets in excess of $1 billion
• Litman Gregory Masters Smaller Companies Fund	1.14% of the Fund’s daily net assets up to $450 million 1.04% of the Fund’s daily net assets in excess of $450 million
• Litman Gregory Masters Focused Opportunities Fund	1.10% of the Fund’s daily net assets up to $1 billion 1.00% of the Fund’s daily net assets in excess of $1 billion
• Litman Gregory Masters Alternative Strategies Fund
1.40% of the Fund’s daily net assets up to $2 billion
1.30% of the Fund’s daily net assets between $2 billion and $3 billion
1.25% of the Fund’s daily net assets between $3 billion and $4 billion
1.20% of the Fund’s daily net assets in excess of $4 billion

LITMAN GREGORY FUNDS TRUST on behalf of its series listed above		LITMAN/GREGORY FUND ADVISORS, LLC

By:		By:
Name:	Kenneth E. Gregory	Name:	John M. Coughlan
Title:	President	Title:	Chief Operating Officer

Exhibit B

Information Relating to the Audit Committee and the Auditor
The Auditor

The Audit Committee and the Board selected Cohen Fund Audit Services (“CFAS”), effective as of November 5, 2012, to provide audit and audit-related services as well as tax services to the Funds for the fiscal year ending December 31, 2012.  CFAS’s business address is 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115.

Representatives of CFAS are not expected to be at the Special Meeting to answer questions relating to the services provided or to be provided to the Funds.  However, a representative of CFAS could be contacted during the Special Meeting if any matter were to arise requiring assistance.

For fiscal years ended December 31, 2000 through 2011, PwC was selected by the Audit Committee and the Board to provide audit and audit-related services as well as tax services to the Funds.  On February 28, 2012, the Audit Committee and the Board selected PwC as the Auditor for the fiscal year ending December 31, 2012.  Effective as of November 5, 2012, PwC was dismissed by the Funds, and CFAS was selected by the Audit Committee and the Board as the Auditor for the fiscal year ended December 31, 2012.  Neither of PwC’s reports on the financial statements for the fiscal years ended December 31, 2011 and 2010 contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.  The decision to dismiss PwC and retain CFAS was approved by the Audit Committee.  During fiscal years 2011 and 2010 and any subsequent interim period preceding PwC’s dismissal, (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report; (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K; and (iii) the Funds, or a person on its behalf, did not consult CFAS regarding any matter that would require disclosure under Item 304(a)(2) of the Regulation S-K.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee is responsible, among other things, for selecting, overseeing and setting the compensation of the Auditor and for acting as liaison between the Auditor and the Board.  As part of this responsibility and to ensure that the Auditor’s independence is not impaired, the Audit Committee pre-approves  (1) all audit related services and permissible non-audit services (e.g., tax services) to be provided to the Trust by the Auditor, and (2) all non-audit services to be provided to the Advisor and certain control persons of the Advisor by the Auditor if such services have a direct impact on the operations or financial reporting of the Trust, in accordance with the Audit Committee Charter.  Following are excerpts from the Audit Committee Charter that set forth the pre-approval policies and procedures:

1.	Selection of Auditor and Approval of Fees.

a.
The Audit Committee shall pre-approve the selection of the Auditor and shall recommend the selection, retention or termination of the Auditor to the full Board and, in connection therewith, shall evaluate the independence of the Auditor, including an evaluation of the extent to which the Auditor provides any consulting, auditing or non-audit services to the Advisor or its affiliates. The Audit Committee shall review the Auditor’s specific representations as to its independence.

b.
The Audit Committee shall review and approve the fees charged by the Auditor for audit and non-audit services to be provided to the Trust in accordance with the pre-approval requirements set forth below.  The Trust shall provide for appropriate funding, as determined by the Audit Committee, to compensate the Auditor for any authorized service provided to the Trust.

2.
Independence of the Auditor. The Audit Committee shall evaluate all audit-related services and permissible non-audit services performed or to be performed by the Auditor to ensure that such services do not impair the independence of the Auditor.  Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Trust’s financial statements or that are traditionally performed by the independent auditor and that do not impair the independence of the Auditor.  Permissible non-audit services include tax compliance, tax planning, tax advice and other routine and recurring services that do not impair the independence of the Auditor.  The Audit Committee shall seek appropriate assurances from the Auditor that the Auditor is not performing any prohibited non-audit services as defined by applicable regulations and standards.

3.	Pre-Approval of Auditor Services.

a.	Pre-Approval Requirements. Before the Auditor is engaged by the Trust to render audit related or permissible non-audit services, either

i.	The Audit Committee shall pre-approve all audit related services and permissible non-audit services (e.g., tax services) to be provided to the Trust; or

ii.
The Audit Committee shall establish policies and procedures governing the Auditor’s engagement.  Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Advisor.  The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this Section shall be presented to the full Audit Committee at its next scheduled meeting.

b.
De Minimis Exceptions to Pre-Approval Requirements.  Pre-approval for a service provided to the Trust other than audit, review or attest services is not required if:  (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

c.
Pre-Approval of Non-Audit Services Provided to the Advisor and Certain Control Persons.  With respect to services that have a direct impact on the operations or financial reporting of the Trust, the Audit Committee shall pre-approve all such non-audit services proposed to be provided by the Auditor to (i) the Advisor and (ii) any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Trust.  The De Minimis exceptions set forth above under section 3.b apply to pre-approvals under this section 3.c as well, except that the “total amount of revenues” calculation for section 3.c services is based on the total amount of revenues paid to the Auditor by the Trust and any other entity that has its services approved under this section (i.e., the Advisor or any control person).

Audit and Related Fees

The fees paid to PwC for services provided to the Funds for the most recent two fiscal years are indicated in the table under “Fees Paid to PwC” in Proposal 2 of the Proxy Statement.  In addition:

Percentage of Audit-Related Fees, Tax Fees and All Other Fees Approved by the Audit Committee Pursuant to the Pre-Approval Policies and Procedures.  With respect to all Funds, during fiscal years 2010 and 2011, (i) $0 was charged by PwC for audit-related or other services; and (ii) 100% of the Tax Fees charged by PwC, as indicated in the table under “Fees Paid to PwC,” were required to be pre-approved, and were pre-approved, by the Audit Committee.

Performance of Audit Services by Full-Time, Permanent Employees of PwC.  For fiscal year 2011, less than 50% of hours expended on PwC’s engagement to audit the Funds’ financial statements were attributed to work performed by persons other than PwC’s full-time, permanent employees.

Non-Audit Fees.  The aggregate non-audit fees billed by PwC for services rendered to the Trust and any Service Affiliate3 were $0 in the fiscal years 2010 and 2011.

Auditor Independence. There was $0 in non-audit services rendered to Service Affiliates by PwC in fiscal years 2010 and 2011 and therefore no impact on the independence of PwC.

3 A “Service Affiliate” includes: (1) the Trust’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and (2) any entity controlling, controlled by, or under comment control with the investment adviser that provides ongoing services to the Trust.

PROXY CARD